UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)                   June 11, 2010

                               EMCOR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
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(Commission File Number)                    (I.R.S. Employer Identification No.)

     301 Merritt Seven, Norwalk, CT                     06851-1060
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(Address of Principal Executive Offices)                (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of EMCOR Group, Inc. (the "Company") was held on June 11, 2010. The stockholders elected each of the ten nominees for director, approved a 2010 Incentive Plan, and ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2011. The proposals below are described in detail in the Company's definitive proxy statement dated April 27, 2010.

The results are as follows:

Proposal 1.  Election of Directors:

                                                             Broker
Nominee                  Shares For     Shares Withheld     Non-Votes
-------                  ----------     ---------------     ---------

Stephen W. Bershad       55,259,668        1,813,790        4,090,398
David A.B. Brown         55,788,104        1,285,354        4,090,398
Larry J. Bump            55,535,823        1,537,635        4,090,398
Albert Fried, Jr.        55,250,448        1,823,010        4,090,398
Anthony J. Guzzi         56,099,889          973,569        4,090,398
Richard F. Hamm, Jr.     51,202,258        5,871,200        4,090,398
David H. Laidley         55,732,345        1,341,113        4,090,398
Frank T. MacInnis        54,799,840        2,273,618        4,090,398
Jerry E. Ryan            55,745,682        1,327,776        4,090,398
Michael T. Yonker        55,741,896        1,331,562        4,090,398

Proposal 2.  Approval of 2010 Incentive Plan.

                             Shares For                              46,154,093
                             Shares Against                           8,649,390
                             Shares Abstaining                        2,269,975
                             Broker Non-Votes                         4,090,398

Proposal 3.  Ratification of Appointment of Ernst & Young LLP:.

                             Shares For                              60,665,772
                             Shares Against                             469,560
                             Shares Abstaining                           28,524

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMCOR GROUP, INC.



Date:  June 14, 2010                       By: /s/ Sheldon I. Cammaker
                                               --------------------------------
                                                Name:  Sheldon I. Cammaker
                                                Title: Executive Vice President,
                                                       General Counsel, and
                                                       Secretary